Exhibit 10.15

i.l TEXAS REALTORS. COMMERCIAL LEASE AMENDMENT USE OF THIS FORM BY PER SONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED. ffl"oxas Association of REALTORSfl>, Inc. 2010 AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 13906 W IH 20 E, Odessa, TX 79765 Effective on - - -=--Ju=n '-'-' e :;.......:.. 1,i....;; 2 ;;;..: 0 = 2 :...::. 0 __ , Landlord and Tenant amend the above-referenced lease as follows: D A. Leased Premises: The suite or unit number identified in Paragraph 2A(1) is: D (1) changed to ____ _ D (2) contains approximately ________ _ _ _ square feet. ~ 8. Ifilm: Ix] (1) The length of the term stated in Paragraph 3A is changed to 61 months and 15 days. D (2) The Commencement Date stated in Paragraph 3A is changed to __________ _ Ix] (3) The Expiration Date stated in Paragraph 3A is changed to ____ O _ct _ o_ b_ er _1 _5 ~,_ 2_ 02 _4 ___ _ ~ C. Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to: $ 7,833.55 from ___ 06 _/_ 01 _ /2 _0 _ 2_ 0 __ to ---=- 09 =/= 30 = /2 =0 = 2 c.:;._ 0 __ $ _________ from to ________ _ $ ~m ~ - - - - - - - - - $ ~m ~ - -- - - - - - - $ ~m ~ - ---- - - -- D D. Security Deposit: The amount of the security deposit in Paragraph 5 is changed to $ _ ______ _ _ D E. Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 1 SC will be maintained by the party designated below: Para. No. Description Responsible Party ~ NIA~ Landlord ~ Tenant NIA Landlord Tenant N/A Landlord Tenant N/A Landlord Tenant D F. Parking: D (1) Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Parking Addendum is changed ____ ___ to vehicles. D (2) Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Parking Addendum is changed to ______ _ vehicles. (TXR-2114) 1-26-10 Initialed for Identification by Landlord: ~;l/ , __ , and Tenant: __ , _ _ Page 1 of 2 NRG Really Group, LLC, 6191 Hiahway 161, Sultc430 Irving TX 7503K Phone: (214)534-7976 Fax: Flex Lcasln" Justin Do>dd Produced with zipForm® by ziplogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www zlplgglx com

Amendment to Commercial Lease concerning ""13..,9"'0 ,.,. 6_. W ........ IH ..... 2..,0'-.JE ..,,'--" O,...d..,.e ... s..,sa..,,_, TX.a.....Z .... 9._.7...,_6.,,_ 5 __ _ __ _ __ _ __ _ _ _ _ D (3) Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Parking Addendum is changed to -- - -- - ------ - ------ - - - D (4) Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Parking Addendum is changed to$ ____ _ _ __________ _ _ D G. Other: Paragraph(s) ________ are changed to read (cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes): ::••lorn, ::;;;2:/ By(signature): ✓~ Printed Name: ____________ _ Tenant: Flex e Power and Seryjce, LLC By: ~ By (signature): ____________ _ Printed Name: Darin Romine Title: _________ _ Date: __ _ _ Title: SVP Date: 5/29/20 ---- - ----- By: _ _______ _ _______ _ By: _______________ _ _ By (signature): ____________ _ By (signature): _ ___________ _ Printed Name: ____________ _ Printed Name: ____________ _ Title: _ _________ Date: ___ _ Title: __________ Date: ___ _ (TXR-2114) 1-26-10 Page 2 of 2 Produced with zipFonn® by ziplogix 18070 Fift een Mi e Road, Frase r. Mi chigan 48026 WWW ziplpglx oom Flex Lcasini;: